POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby

constitutes and appoints each of James W. Baehren and

Joseph J. O'Hara, Jr., signing singly, the undersigned's

true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or director of

Owens-Illinois, Inc. (the "Company"), Forms 3, 4, and 5 in

accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely

file such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

 (3) take any other action of any type whatsoever

in connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by

such attorney-in-fact on behalf of the undersigned

pursuant to this Power of Attorney shall be in such

form and shall contain such terms and conditions as

such attorney-in-fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any

of the rights and powers herein granted, as fully to

 all intents and purposes as the undersigned might

or could do if personally present, with full power

of substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this

power of attorney and the rights and powers

herein granted.  The undersigned acknowledges

that the foregoing attorneys-in-fact, in serving in

 such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply

with Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full

force and effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect to

the undersigned's holdings of and transactions in

securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned

has caused this Power of Attorney to be executed

as of this 6th day of June, 2012.

/s/ Stephen P. Bramlage, Jr.

Signature